Exhibit 25

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________________________

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
_____________________________

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)

WELLS FARGO BANK, NATIONAL ASSOCIATION
(Exact name of trustee as specified in its charter)

A National Banking Association                            94-1347393
(Jurisdiction of incorporation or                                (I.R.S. Employer
organization if not a U.S. national                            Identification No.)
bank)

101 North Phillips Avenue
Sioux Falls, South Dakota                                57104
(Address of principal executive offices)                            (Zip code)

Wells Fargo & Company
Law Department, Trust Section
MAC N9305-175
Sixth Street and Marquette Avenue, 17th Floor
Minneapolis, Minnesota 55479
(612) 667-4608
(Name, address and telephone number of agent for service)
_____________________________

CHIQUITA BRANDS INTERNATIONAL, INC.
(Exact name of obligor as specified in its charter)

New Jersey    04-1923360
(State or other jurisdiction of                                (I.R.S. Employer
incorporation or organization)                                Identification No.)
CHIQUITA BRANDS L.L.C.
(Exact name of obligor as specified in its charter)

Delaware    31-1192704
(State or other jurisdiction of                                (I.R.S. Employer
incorporation or organization)                                Identification No.)

252714.1

TABLE OF ADDITIONAL REGISTRANTS

Exact name of additional registrant as specified in its charter	State or other jurisdiction of incorporation or organization	I.R.S. Employer identification no.

BC Systems, Inc. Delaware 86-0256967
CB Containers, Inc. Delaware 31-1317631
Chiquita Fresh North America L.L.C. Delaware 04-1348580
Fresh Express Incorporated Delaware 94-2591533
Fresh International Corp. Delaware 94-2258709
Transfresh Corporation Delaware 94-1620943
V.F. Transportation, L.L.C. Pennsylvania      25-1855820
Verdelli Farms Inc. Pennsylvania      23-2063194

550 South Caldwell Street
Charlotte, North Carolina    28202
(Address of principal executive offices)                            (Zip code)

_____________________________

7.875% Senior Secured Notes due 2021
(Title of the indenture securities)

Item 1.    General Information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency
Treasury Department
Washington, D.C.

Federal Deposit Insurance Corporation
Washington, D.C.

Federal Reserve Bank of San Francisco
San Francisco, California 94120

(b)	Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item 2.	Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee.    Not applicable.

Item 16. List of Exhibits.	List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.	A copy of the Articles of Association of the trustee now in effect.*

Exhibit 2.	A copy of the Comptroller of the Currency Certificate of Corporate Existence for Wells Fargo Bank, National Association, dated June 27, 2012.**

Exhibit 3.	A copy of the Comptroller of the Currency Certification of Fiduciary Powers for Wells Fargo Bank, National Association, dated December 21, 2011.**

Exhibit 4.	Copy of By-laws of the trustee as now in effect.***

Exhibit 5.	Not applicable.

Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8.	Not applicable.

Exhibit 9.	Not applicable.

252714.1

*    Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-4 dated December 30, 2005 of file number 333-130784.

** Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-3 dated January 23, 2013 of file number 333-186155.
*** Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-4 dated May 26, 2005 of file number 333-125274.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 2nd day of December, 2013.

WELLS FARGO BANK, NATIONAL ASSOCIATION

_/s/ Yana Kislenko
Yana Kislenko
Vice President

EXHIBIT 6

December 2, 2013

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION

_/s/ Yana Kislenko
Yana Kislenko                                                        Vice President

EXHIBIT 7

Consolidated Report of Condition of

Wells Fargo Bank National Association
of 101 North Phillips Avenue, Sioux Falls, SD 57104
And Foreign and Domestic Subsidiaries,
at the close of business September 30, 2013, filed in accordance with 12 U.S.C. §161 for National Banks.

Dollar Amounts
In Millions
______________
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin                            $ 18,734
Interest-bearing balances                                         155,426
Securities:
Held-to-maturity securities                                     0
Available-for-sale securities                                     223,064
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices                                 51
Securities purchased under agreements to resell                             22,081
Loans and lease financing receivables:
Loans and leases held for sale                                     15,389
Loans and leases, net of unearned income                                  765,029
LESS: Allowance for loan and lease losses                                 12,970
Loans and leases, net of unearned income and allowance                         752,059
Trading Assets                                                 31,965
Premises and fixed assets (including capitalized leases)                             7,597
Other real estate owned                                             3,689
Investments in unconsolidated subsidiaries and associated companies                         627
Direct and indirect investments in real estate ventures                      8
Intangible assets
Goodwill                                             21,549
Other intangible assets                                         21,750
Other assets                                                 54,021
___________
Total assets                                             $1,328,010
LIABILITIES
Deposits:
In domestic offices                                     $960,746
Noninterest-bearing                                     259,500
Interest-bearing                                      701,246
In foreign offices, Edge and Agreement subsidiaries, and IBFs                     86,980
Noninterest-bearing                             473
Interest-bearing                             86,507
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices                             10,491
Securities sold under agreements to repurchase                             13 ,961

Dollar Amounts
In Millions
_______________

Trading liabilities                                                 16,250
Other borrowed money
(includes mortgage indebtedness and obligations under capitalized leases)                 55,893
Subordinated notes and debentures                                         19,925
Other liabilities                                                 24,771
_______
Total liabilities                                             $1,189,017

EQUITY CAPITAL
Perpetual preferred stock and related surplus 0
Common stock                                                 519
Surplus (exclude all surplus related to preferred stock)                              102,971
Retained earnings                                                 31,335
Accumulated other comprehensive income                                     3,147
Other equity capital components                                         0
________
Total bank equity capital                                             137,972
Noncontrolling (minority) interests in consolidated subsidiaries                         1,021

Total equity capital                                             138,993
________
Total liabilities, and equity capital                                      $1,328,010

I, Timothy J. Sloan, EVP & CFO of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

Timothy J. Sloan
EVP & CFO

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate
Federal regulatory authority and is true and correct.

John Stumpf                Directors
Carrie Tolstedt
Michael Loughlin